1 Earnings Call – Q3 - FY23 July 6, 2023

With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to successfully integrate the recently acquired Immunetrics business with our own, as well as expenses we may incur in connection therewith, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

▪ Third quarter results in line with guidance ▪ Business Highlights ▪ Revenue seasonality impacted by shift in software renewal timing as expected ▪ Underlying market conditions continue as experienced for several quarters ◦ Small biotech pull back ◦ Large Pharma spending cautiousness ◦ CRO segment reducing costs ▪ Solid EPS and EBITDA performance ▪ Immunetrics Acquisition completed June 16, 2023, after close of third quarter Third Quarter Highlights $0.20 Diluted EPS $16M Revenue 40% Adj. EBITDA as % of Revenue $16M Backlog 3

Third Quarter Software Highlights

General

- Overall software revenue growth of 10%
- Renewal pattern and revenue seasonality shifting as anticipated
- Continued market spending cautiousness
- University+ program has 299 individual licenses across 56 countries
- Good yield on price increase

GastroPlus®

-2%
Q3 Revenue Decline

- 4 new customers
- 13 upsells to existing customers
- 26 peer reviewed journal articles published in Q3

-1%
YTD Revenue Decline

MonolixSuite®

+84%
Q3 Revenue Growth

- 10 new customers
- 2 upsells to existing customers

+14%
YTD Revenue Growth

ADMET Predictor®

+9%
Q3 Revenue Growth

- 3 new customers
- 6 upsells to existing customers

-5%
YTD Revenue Decline

4

▪ Overall services revenue growth 5% ▪ Total backlog $15.7M – projects to be performed within 12 months decreased from 80% to 77% ▪ Successful recruiting quarter (3 new hires, 10 YTD) ▪ 212 total projects worked on during the quarter Third Quarter Services Highlights +6% +2% ▪ Higher margin time and materials contracts represented 42% of business this quarter ▪ Continued momentum in this fast-growing segment+5% Q3 Revenue Growth Q3 Revenue Growth Q3 Revenue Growth +14% YTD Revenue Growth -20% YTD Revenue Decline +31% YTD Revenue Growth General PKPD QSP/QST PBPK ▪ Improved performance 5

Capital Allocation Strategy Update ▪ Product R&D ▪ Employee Recruiting and Retention ▪ Enterprise Technologies ▪ Acquisitions ▪ Strategic investments and partnerships ▪ Immunetrics acquisition consummated in Q4 ▪ Maintain current level ▪ $0.06 per share paid Feb. 6th ▪ $0.06 per share payable May 1st ▪ $0.06 per share payable August 7th ▪ $50M share repurchase program authorized ▪ $20M accelerated share repurchase (ASR) implemented and completed in Q3 INTERNAL INVESTMENT CORPORATE DEVELOPMENT DIVIDENDS PAYMENTS SHARE REPURCHASES 6

Immunetrics Acquisition | June 2023 7 Increases breadth and depth of QSP expertise and range of therapeutic applications Rationale Terms ▪ Immunetrics is a modeling & simulation company focused on accelerating drug development in oncology, immunology, and autoimmune diseases ▪ Increases offering areas among the fastest growing therapeutics ▪ Strengthens the already-robust quantitative systems pharmacology (“QSP”) expertise at Simulations Plus ▪ QSP is a rapidly growing field of biomedical research ▪ Expands the range of therapeutic areas addressed by its software and services ▪ Increases the therapeutic areas addressed by Simulations Plus QSP models by more than 50% ▪ Leverages existing infrastructure by expanding therapeutic resources into largely underserved areas, including immunology and oncology ▪ Paid Immunetrics shareholders cash consideration of $15.5 million (includes $1.8 million hold-back) ▪ Two future earn-out payments, in the aggregate amount of up to $8 million, based on revenue performance through December 31, 2024

Maintaining FY23 Guidance Total Revenue $59.3M to $62.0M Total Revenue Growth 10% to 15% Software Revenue Mix 60% to 65% Services Revenue Mix 35% to 40% Diluted EPS $0.63 to $0.67 (excl. $0.09 M&A expense) 8 (Q423 Immunetrics impact: due to timing of close and seasonality, revenue will be positive but limited and contemplated in our 10%-15% revenue guidance; operating results will be accretive to earnings)

Financial Results

64% 36% Software Services Revenue - Q3 (in millions) Software RevenueTotal Revenue Services Revenue +9% +10% +5% 3Q23 Mix 3Q22 Mix 10 $8.3 $9.6 $10.6 $4.5 $5.3 $5.6$12.8 $15.0 $16.2 Software Services 3Q21 3Q22 3Q23 65% 35% Software Services

62% 38% Software Services 63% 37% Software Services Revenue - YTD (in millions) Software RevenueTotal Revenue Services Revenue +4% +2% +9% FY23 Mix FY22 Mix 11 $22.3 $26.8 $27.2 $14.3 $15.4 $16.8 $36.6 $42.2 $43.9 Software Services FY21 FY22 FY23

Gross Margin Trends - Q3 12 90% 92% 91% 63% 66% 63% 81% 83% 82% Software Services Total 3Q21 3Q22 3Q23

Gross Margin Trends - YTD 13 89% 92% 90% 62% 62% 66% 79% 81% 81% Software Services Total FY21 FY22 FY23

Software Revenue by Product 14 Software Product as % of Software Revenue Q3 FY23 YTD FY23 57% 18% 19% 6% 55% 20% 18% 7% GastroPlus® MonolixSuite® ADMET Predictor® Other GastroPlus® MonolixSuite® ADMET Predictor® Other

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q3 Commercial Customers Renewal Rates 15 $98 $95 $97 3Q21 3Q22 3Q23 90% 87% 87% 99% 92% 96% Accounts Fees 3Q21 3Q22 3Q23

Avg. Revenue per Customer (in thousands) Software Performance Metrics - YTD Commercial Customers Renewal Rates 16 $112 $108 $118 FY21 FY22 FY23 88% 89% 83% 95% 96% 94% Accounts Fees 3Q21 3Q22 3Q23

Services Revenue by Type 17 Services Type as % of Services Revenue Q3 FY23 YTD FY23 Other 45% 23% 25% 7% PKPD QSP/QST PBPK Other 48% 20% 25% 7% PKPD QSP/QST PBPK

Services Performance Metrics Total Projects Backlog 18 45 76 76 18 21 23 33 83 67 35 16 46 131 196 212 PKPD QSP/QST PBPK Other 3Q21 3Q22 3Q23 $12 $17 $16 3Q21 3Q22 3Q23

Income Statement Summary - Q3 19 (in millions, except Diluted EPS) 3Q23 % of Rev 3Q22 % of Rev Revenue $16.2 100% $15.0 100% Revenue growth 9% 17% Gross profit 13.3 82% 12.4 83% R&D 0.9 6% 0.7 4% SG&A 8.2 51% 6.8 45% Total operating exp 9.2 57% 7.5 50% Income from operations 4.1 25% 4.9 33% Income before income taxes 4.9 30% 4.8 32% Income taxes (0.9) 6% (0.7) 5% Effective tax rate 19% 15% Net income $4.0 25% $4.1 27% Diluted earnings per share (in dollars) 0.20 0.20 Adjusted EBITDA $6.5 40% $6.5 43%

Income Statement Summary - YTD 20 3Q23 % of Rev 3Q22 % of Rev Revenue $43.9 100% $42.2 100% Revenue growth 4% 15% Gross profit 35.7 81% 34.0 81% R&D 3.4 8% 2.4 6% SG&A 23.3 53% 17.4 41% Total operating exp 26.7 61% 19.8 47% Income from operations 9.0 20% 14.2 34% Income before income taxes 11.6 26% 14.2 34% Income taxes (2.2) 5% (2.7) 6% Effective tax rate 19% 19% Net income $9.4 21% $11.5 27% Diluted earnings per share (in dollars) 0.46 0.56 Adjusted EBITDA $15.7 36% $18.7 44% (in millions, except Diluted EPS)

Balance Sheet Summary 21 May 31, 2023 August 31, 2022 Cash and short-term investments $122.4 $128.2 Total current assets 137.3 146.8 Total assets $179.1 $188.4 Current liabilities 9.0 7.7 Long-term liabilities 0.7 2.4 Total liabilities 9.7 10.1 Shareholders’ equity 169.4 178.2 Total liabilities and shareholders’ equity $179.1 $188.4 (in millions)

WELL POSITIONED TO ACHIEVE OUR FY23 GOALS Delivering on our commitment to scientific leadership Challenges being addressed 22 • Internal R&D investment • Expanding industry and regulatory partnerships • MIDD+ – 3rd annual SLP sponsored conference Enhancing our client facing capabilities Focus on Capital Allocation CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Growth and maturity of business development team • Focus on expanding our local coverage of EU market • Focus on supporting accelerated growth in distributor network • Software renewal timing changes on track • Small biotech churn • General market dynamics: inflation, recession & forex • ASR program has been completed • Immunetrics acquisition completed in Q4

Questions 23